Exhibit 99.1

May 25, 2010 AIC Annual Shareholders’ Meeting

Agenda Report on shareholder vote Business update Questions and answers

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements made during this presentation by the Company or its CEO, Andrew Borgstrom, regarding, for instance: AIC’s ability to execute against its strategic plan, management’s beliefs with respect to its ability to transform and grow the business, implement its business plan, achieve profitability and return value to its shareholders, are forward-looking statements. These forward-looking statements are based on current information, which we have assessed, which by its nature is dynamic and subject to rapid and even abrupt changes. Forward-looking statements include statements expressing the intent, belief or current expectations of AIC and members of its management team and involve certain risks and uncertainties, including (i) the risk that management may not fully or successfully implement its business plan or achieve profitability; (ii) the risk that AIC will not be able to continue to reduce costs or exploit other opportunities of the business in a timely manner or on favorable terms; (iii) prevailing market conditions in the IT services industry, including intense competition for billable technical personnel at competitive rates and strong pricing pressures from many of our largest clients and difficulty in identifying, attracting and retaining qualified billable technical personnel; (iv) potentially incorrect assumptions by management with respect to the impact of prior cost reduction initiatives and current strategic decisions; and (v) other economic, business, market, financial, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in AIC’s filings with the SEC. You are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this presentation.

AIC BUSINESS UPDATE

AIC at a Glance National IT consulting firm Focused on delivering quality IT professionals on demand Serving mid-market to Fortune 500 customers More than 900 employees Headquartered in Minneapolis with 15+ U.S. office locations Established in 1966 Publicly traded (Nasdaq: ANLY) Recognition: #1 IT consulting firm in Minneapolis, Microsoft SharePoint and Teamwork Awards, IJIS Institute Award, Cisco Award for Outstanding Performance 5

Our Regions & Metros 6 Minneapolis Chicago St. Louis Kansas City Indianapolis Charlotte Lansing Detroit Lexington Raleigh West Region SVP: Chris Cain Central Region SVP: Brittany McKinney East Region SVP: Jim Anderson

The AIC Advantage Lower Total Cost of Talent™ Increase Workforce Agility Deep industry knowledge --Energy, Government, Healthcare, High Tech and Retail Technology expertise Culture and personality profiling Aptitude testing Skills testing Comprehensive background checks IT professionals on demand Reduce enterprise risk Quickly scale team up or down Flexible cost structure Minimize organizational impact Support rapid decision making Hire rate Ramp-up time Failed hire risk Turnover Bill rate No benefits and severance costs Improve Productivity

OUR SERVICES

IT Staffing Highly Skilled IT Resources Application Development Architecture Business Analysis Database Administration Project Management Quality Assurance & Testing Security 9

IT Solutions: Government Government “Business Intelligence” Fusion Center Systems Criminal Justice Portals and Repositories Connect systems between states and the Federal Government Crime Indexes & Master Data Management Solutions Incident Reporting Systems

IT Solutions: Lawson Certified Partner since 1995 Thousands of successful projects Implement, upgrade and support Lawson S3 Certified LSF9 migration partner Strategic relationship between Lawson and Microsoft: SmartOffice implementations Microsoft products and technologies integration 11

IT Solutions: Microsoft Microsoft Gold Certified Partner Successfully achieved eight Microsoft core competencies AIC engages with Microsoft nationally and locally Deeply integrated into all AIC lines of business Staffing, project-based services, Lawson and Government Solutions Practices 12 Custom Applications & Integration Software + Services Data Services & Business Intelligence Application Maintenance & Support Portals & Collaboration

Our Strategy (3 Cs) 13 Focus on core competence Major in IT Staffing Minor in Solutions Invest in our best customers Build market complimentors

2010 Objectives Become profitable Achieve industry standard gross margins Grow revenue Close 2010 with 1,000 IT professionals Build cash to invest in our strategy

Key Initiatives Reorganize, empower & execute Build a performance-based culture Align compensation plans with company goals/objectives Further develop our value proposition & offerings Continue investment in top sales talent Establish Top 100 Account Strategy Invest in marketing and lead generation Implement world-class recruiting tools Seek revenue-generating alliances

Annual Financial Comparison

Q1 2010 Financial Summary

Summary Established good momentum Financial performance improving Confident in the team and new model, the initiatives underway and our ability to profitably grow the business Customers remain cautious on spending which means we need to be aggressive in the market Remain on track to achieve profitability in third quarter of 2010 Returning AIC to its great legacy as a leading IT services company

Q&A

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